UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2020, Village Bank and Trust Financial Corp. (the “Company”) entered into a Transition and Consulting Agreement with William G. Foster, Jr., President and Chief Executive Officer of the Company and the Bank (the “Consulting Agreement”). The Consulting Agreement provides for Mr. Foster’s transition to a consulting position with the Company for a term beginning on August 17, 2020 and ending on November 13, 2020 (the “Consulting Term”). The Company previously disclosed Mr. Foster’s intent to retire as an officer and director of the Company and the Bank effective August 14, 2020 (the “Transition Date”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2020.

Through the Transition Date, Mr. Foster’s employment terms and compensation as President and Chief Executive Officer of the Company and the Bank remain subject to the terms and conditions of the Employment Agreement, dated as of October 1, 2017, between the Company and Mr. Foster (the “Employment Agreement”). The Employment Agreement will terminate effective August 15, 2020 and Mr. Foster will be subject to non-competition and non-solicitation covenants for a period of two years beginning on such date.

During the Consulting Term, Mr. Foster will be paid consulting fees at a rate of $30,000 per month, payable on the Company’s regular payroll dates. As an independent contractor, Mr. Foster will not generally be entitled to participate in or receive any benefit or right as a Company employee under the employee benefit plans of the Company. Either the Company or Mr. Foster may terminate the independent consultant relationship for any reason or no reason following written notice at least 30 days in advance of such termination.

The foregoing summary description is qualified in its entirety by reference to the Consulting Agreement, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

10.1	Transition and Consulting Agreement, dated August 4, 2020, by and between Village Bank and Trust Financial Corp. and William G. Foster, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: August 10, 2020	By: /s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO